UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2024

AI Transportation Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman islands	001-41860	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10 East 53rd Street, Suite 3001

New York, NY 10022

(Address of principal executive offices, including zip code)

+ (86) 1350 1152063

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, par value $0.0001 per share, and one right to acquire 1/8th of one Ordinary Share	AITRU	The Nasdaq Stock Market LLC
Ordinary Shares included as part of the Units	AITR	The Nasdaq Stock Market LLC
Rights included as part of the Units	AITRR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed, on June 28, 2024, AI Transportation Acquisition Corp (the “Company”) entered into a Business Combination Agreement (the “Business Combination Agreement”) with Electrified Materials Corporation, a Delaware corporation (“Pubco”), (iii) AITR Merger Sub 1 Corp, a Delaware corporation and a wholly-owned subsidiary of Pubco (“Merger Sub 1”), (iv) AITR Merger Sub 2 Corp, a Delaware corporation and a wholly-owned subsidiary of Pubco (“Merger Sub 2”), and (v) American Metals LLC, an Indiana limited liability company (“American Metals”). The transactions contemplated by the Business Combination Agreement are referred to as the “Business Combination.” Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meanings given to them in the Business Combination Agreement.

On November 27, 2024, the Company delivered a termination notice (the “Termination Notice”) to American Metals advising that the Company had terminated the Business Combination Agreement (the “Termination”) and all Ancillary Documents because, inter alia, the slow performance of the Company since entering the letter of intent and uncertainty of time and costs to complete the Business Combination.

Upon the termination of the Business Combination Agreement, each of the (i) Lock-Up Agreements, and (ii) the Amended and Restated Registration Rights Agreement, were automatically terminated in accordance with their respective terms.

The Termination Notice does not constitute a waiver of, and shall not prejudice any of the Company’s rights under the Business Combination Agreement or at law. The Company reserves all such rights in full to pursue any and all remedies available to it under the Business Combination Agreement and at law.

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on July 1, 2024, which is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On November 29, 2024, the Company issued a press release announcing the Termination of the Business Combination Agreement.

The information referenced under Item 7.01 (including Exhibit 99.1 referenced in Item 9.01 below) of this Current Report on Form 8-K is being “furnished” under “Item 7.01. Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in this Current Report on Form 8-K (including Exhibit 99.1 referenced in Item 9.01 below) shall not be incorporated by reference into any registration statement, report or other document filed by the Company pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated November 29, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2024

AI TRANSPORTATION ACQUISITION CORP

By:	/s/ Yongjin Chen
Name:	Yongjin Chen
Title:	Chief Executive Officer and Chairman